UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2010

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2010, Kansas City Southern (the "Company") filed with the Secretary of State of Delaware Certificates of Elimination amending the Company’s Restated Certificate of Incorporation to eliminate the following three series of preferred stock and cause such shares to resume their status as undesignated preferred stock of the Company: (i) New Series Preferred Stock, Series A (the "Series A"); (ii) Series B Convertible Preferred Stock (the "Series B"); and (iii) 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C (the "Series C"). No shares of the Series A, Series B or Series C were issued and outstanding at the time of the filing of the Certificates of Elimination. The Certificates of Elimination were effective upon filing. Copies of the Certificates of Elimination are attached hereto as Exhibits 3.1 to 3.3 and are incorporated into this Item 5.03 by reference.

Also on October 22, 2010, the Company filed with the Secretary of State of Delaware a Restated Certificate of Incorporation as adopted by the Board of Directors of the Company. The Restated Certificate of Incorporation, which was effective upon filing, does not further amend the Company’s Certificate of Incorporation and only restates and integrates into a single instrument all prior amendments to the Company’s Certificate of Incorporation. A copy of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.4 and is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 Certificate of Elimination of the New Series Preferred Stock, Series A of Kansas City Southern

Exhibit 3.2 Certificate of Elimination of the Series B Convertible Preferred Stock of Kansas City Southern

Exhibit 3.3 Certificate of Elimination of the 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C of Kansas City Southern

Exhibit 3.4 Restated Certificate of Incorporation of Kansas City Southern

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

October 26, 2010	By:	/s/ Brian P. Banks

Name: Brian P. Banks
Title: Associate General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Elimination of the New Series Preferred Stock, Series A of Kansas City Southern
3.2	Certificate of Elimination of the Series B Convertible Preferred Stock of Kansas City Southern
3.3	Certificate of Elimination of the 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C of Kansas City Southern
3.4	Restated Certificate of Incorporation of Kansas City Southern